Segall Bryant & Hamill International Small Cap Fund
(Class A: SBHSX)
(Class I: SBSIX)

A series of Investment Managers Series Trust

Supplement dated June 16, 2017, to the
Summary Prospectus dated March 3, 2017.

Effective immediately, the bar chart on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the bar chart below.

Calendar-Year Total Return (Before Taxes) for Class I Shares (i.e., Predecessor Fund’s Class IV Shares)
For each calendar year at NAV

In addition, effective immediately, the table on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the table below.

Average Annual Total Returns (for periods ended December 31, 2016)	1 Year	3 Years	5 Years	Since Inception	Inception Date
Class I Shares - Return Before Taxes	5.72%	3.20%	12.59%	6.77%	5/31/11
Class I Shares - Return After Taxes on Distributions*	5.33%	2.29%	11.52%	5.83%	5/31/11
Class I Shares- Return After Taxes on Distributions and Sale of Fund Shares*	3.68%	2.44%	9.96%	5.25%	5/31/11
Class A Shares - Return Before Taxes	(0.52)%	1.02%	11.03%	5.44%	6/30/14**
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	2.18%	2.10%	10.56%	5.02%	5/31/11

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

**
Class I started on May 31, 2011. Class A started on June 30, 2014. The performance figures for Class A include the performance for Class I for the periods prior to the start date of Class A, adjusted for the difference in Class A and Class I expenses. Class A imposes higher expenses than Class I.

Please file this Supplement with your records.